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Exhibit 4.2

FIRST SUPPLEMENTAL
TRUST INDENTURE
TRANS WORLD GAMING CORP.,
TWG INTERNATIONAL U.S. CORPORATION,
TWG FINANCE CORP., ISSUER

        This First Supplemental Trust Indenture, dated as of October 29, 1998 (this "Supplemental Indenture"), is made by and between the TWG International U.S. Corporation ("TWG International"), Trans World Gaming Corp. ("TWG") and TWG Finance Corp. (together with any successors to their rights, duties and obligations hereunder, the "Issuers"), and U.S. Trust Company of Texas, N.A. (together with any successor trustee hereunder, the "Trustee"), a national banking association having corporate trust offices located in Dallas, Texas.

        WHEREAS, the Issuers and the Trustee have heretofore executed and delivered that certain Indenture dated as of March 31, 1998 (the "Primary Indenture"), and the Issuers have issued their 12% Senior Secured Notes Due March 17, 2005 (the "Securities") thereunder; and

        WHEREAS, TWG International U.S. Corporation and the Trustee have executed that certain Indenture dated as of March 31, 1998 (the "Finance Indenture") and has issued its 12% Senior Secured Notes Due March 17, 2005 (the "Finance Note") thereunder; and

        WHEREAS, the Primary Indenture provides in Section 8.2 thereof that the Issuers, when authorized by a resolution of the Board of Directors, and the Trustee may, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, add any provisions to or change in any manner or eliminate any of the provisions of the Primary Indenture or of any supplemental indenture or of modify in any manner the rights of the Holders of the Securities, except under certain circumstances not applicable herein; and

        WHEREAS, in order that the collaterization of the Finance Note may comply with certain changes in the laws of the Czech Republic, the Issuers and the Trustee, with the consent of a majority of the holders of the aggregate principal amount of the Securities at the time outstanding, now desire to amend the Primary Indenture for the purpose of modifying certain provisions of the Primary Indenture to clarify that certain of the Collateral (sixty-six percent of the Capital Stock of 21st Century Resorts, a.s. "21st Century") securing the Finance Note may be transferred by TWG International to a Czech limited liability company known as SC98A, s.r.o. on the condition that (a) SC98A, s.r.o. is a Wholly Owned Subsidiary of TWG International; (b) the Security Interest of TWG Finance Corp. and the trustee in 21st Century Resorts, a.s. pursuant to the Finance Indenture remains in full force and effect; and (c) the Issuers take all steps necessary, subsequent to the transfer of the Capital Stock of 21st Century to SC98A, s.r.o., one percent (1%) of which joint stock company shall be owned by TWG and ninety-nine percent (99%) by TWG International, which joint stock company shall be pledged in conformance with the Indenture, as amended herein, and the Finance Indenture, as amended, to secure repayment of the Finance Note; and

        WHEREAS, the Issuers and the Trustee, with the consent of the majority of Holders of the aggregate principal amount of Securities at the time outstanding, now desire to amend the Primary Indenture for the purpose of modifying Section 3.23 of the Primary Indenture to clarify that Trans World Gaming Corp. shall be permitted to own the outstanding Capital Stock of Casino de Zaragoza on behalf of and for the benefit of TWG International and that Casino de Zaragoza shall be treated for all purposes as if it were owned by TWG International; and

        WHEREAS, the Issuers and the Trustee, with the consent of a majority of the holders of the aggregate principal amount of the Securities at the time outstanding, further desire to amend the Primary Indenture to clarify that the Collateral securing the Finance Notes shall not include Trans World Leasing Limited, a Gibraltar legal entity, for the reason that such entity shall not be a Subsidiary of TWG International and because all functions which this entity was to perform in relation to the operations of the Issuer's operation of the Czech Republic are to be performed by the Cyprus Entity, as that term is defined in the Primary Indenture; and

        WHEREAS, the execution and delivery of this Supplemental Indenture has been duly and validly authorized in all respects by the respective Boards of Directors of the Issuers; and

        WHEREAS, the Trustee is a party to this Supplemental Indenture in order to acknowledge its acceptance of the terms and provisions hereof and to evidence its consent to the amendments to the Primary Indenture made hereby.

        NOW, THEREFORE, in consideration of the mutual understandings, promises and agreements herein contained and other good and valuable consideration, the sufficiency of which are hereby acknowledged, the Issuer and the Trustee do covenant and agree hereby, for the equal and proportionate benefit of the respective Holders from time to time of the Notes, as follows:

ARTICLE I

DEFINITIONS AND STATUTORY AUTHORITY

        Section 1.1.    Supplemental Indenture.    This Supplemental Indenture is a Supplemental Indenture, and is adopted in accordance with Article 8 of the Primary Indenture.

        Section 1.2.    Definitions.

        (A)  Unless the context shall require otherwise, all defined terms contained in the Primary Indenture shall have the same respective meanings in this Supplemental Indenture as such defined terms are given in the Primary Indenture.

        (B)  As used in this Supplemental Indenture, except as otherwise expressly provided or unless the context shall require otherwise:

          (1)  This "Supplemental Indenture" means this instrument as originally executed or as it may, from time to time, be supplemented or amended by one or more supplemental indentures hereto entered into pursuant to the applicable provisions of the Primary Indenture.

          (2)  All references in this instrument to designated "Articles," "Sections," and other subdivisions are to the designated Articles, Sections, and other subdivisions of this instrument as originally executed.

        Section 1.3.    Primary Indenture to Remain in Force.    Except as amended by this Supplemental Indenture, the Primary Indenture shall remain in full force and effect as to matters covered therein.

        Section 1.4.    Successors and Assigns.    All covenants and agreements in this Supplemental Indenture by the Issuers and the Trustee shall bind the Holders of the Notes, the Issuers, the Trustee and their respective successors and assigns, whether so expressed or not.

        Section 1.5.    Benefits of Supplemental Indenture.    Nothing in this Supplemental Indenture or in the Notes, express or implied, shall give any Person, other than the parties hereto, their respective successors hereunder and the Holders of the Notes, any benefit or any legal or equitable rights, remedy or claim under this Supplemental Indenture.

        Section 1.6.    Governing Law.    This Supplemental Indenture shall be construed in accordance and governed by the Laws of the State of New York.

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ARTICLE II

AMENDMENTS TO PRIMARY INDENTURE

        Section 2.1.    Issuance of Stock.    Section 3.11 (b) of the Primary Indenture is deleted in its entirety and replaced in full by the following, which shall read in its entirety as follows:

          TWG International will not permit any of its Subsidiaries to issue any additional Capital Stock and agrees that the Capital Stock of its Subsidiaries pledged to TWG Finance and the Trustee in the Finance Indenture shall at all times constitute one hundred percent (100%) of the Capital Stock of the Cyprus Entity, one hundred percent (100%) of the Capital Stock of any U.S. Subsidiary and of any foreign Subsidiary, where, as to such foreign Subsidiary such pledge shall not create a "deemed dividend" and sixty-six percent (66%) of the Capital Stock of any foreign Subsidiary where such pledge shall not create a "deemed dividend". Notwithstanding anything above to the contrary, TWG International shall be permitted to own one hundred percent (100%) of SC98A, s.r.o. so long as one hundred percent (100%) of the Capital Stock of 21st Century Resorts, a.s. is owned by SC98A, s.r.o. and sixty-six percent (66%) of the Capital Stock of 21st Century Resorts, a.s. is pledged to secure repayment of the Funding Note. Alternatively, and notwithstanding anything above to the contrary, the Capital Stock of 21st Century Resorts, a.s. may be conveyed to a Wholly Owned Subsidiary of TWG International ("Newco") and the Security Interest in the Capital Stock of 21st Century released so long as sixty-six percent (66%) of the Capital Stock of Newco is pledged to secure repayment of the Funding Note. In the event the Capital Stock of 21st Century is transferred to SC98A, s.r.o., the Issuers shall promptly take all reasonable action necessary to replace SC98A, s.r.o. with a Czech joint stock company which is a Wholly Owned Subsidiary (the "Substitute Entity") of TWG International, sixty-six (66%) of the Capital Stock of which Substitute Entity shall be pledged to secure repayment of the Funding Note. TWG International will not permit any of its Subsidiaries to conduct any business through or otherwise own any outstanding share or interests of any class of Capital Stock of, any other corporation, partnership, limited liability company or other Person, other than a Wholly-Owned Subsidiary, except as permitted in Section 3.23 of this Indenture. TWG may own one share of the outstanding Capital Stock of Newco or the Substitute Entity so long as such share is pledged to TWG Finance and the Trustee of the Finance Indenture to secure repayment of the Funding Note.

        Section 2.2.    Security Interests.    Section 3.17(a) of the Primary Indenture is deleted in its entirety and replaced in full by the following, which shall read in its entirety as follows:

          Transactions with Affiliates.    Except for transactions with the Cyprus Entity, the Substitute Entity (as permitted in Section 3.11(b)) and Newco (as permitted in Section 3.11(b)), neither TWG International nor any of its Subsidiaries shall directly or indirectly, sell, lease, license, transfer, exchange, or otherwise dispose of any of its properties, assets or services to, or purchase, lease, or license the use of any property, assets or services from, or transfer funds to, or enter into any contract, agreement, understanding, loan, advance or Guarantee with, to, or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction", whether constituting one transaction or a series of related transactions), unless (a) such Affiliate Transaction is on terms that are no less favorable to TWG International or the relevant Subsidiary than those that would have been obtained in a comparable transaction by TWG International or such Subsidiary with an unrelated person and (b) TWG International delivers to the Trustee (i) with respect to any Affiliate Transaction involving aggregate payments in excess of $100,000, a resolution of the Board of Directors of TWG International approved by a majority of the disinterested members of the Board of Directors, certifying that such Affiliate Transaction complies with clause (a) above, and (ii) with respect to any Affiliate Transaction involving aggregate payments in excess of $250,000, an opinion as to the fairness of such Affiliate Transaction to TWG International or such Subsidiary from a financial point of view issued by an independent investment banking firm of national standing.

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        Section 2.3.    Non USA Operations.    Section 3.23 of the Primary Indenture is deleted in its entirety and replaced in full by the following, which shall read in its entirety as follows:

          SECTION 3.23    NON USA OPERATIONS.    All business operations outside of the United States of America shall be under the control of an inure to the benefit of TWG International and its Wholly Owned Subsidiaries, except in Bishkek. All business operations (other than those of TWG Finance) within the United States and in Bishkek shall be under the control of and inure to the benefit of TWG. The business operations of TWG Finance shall be governed by this Indenture and the Collateral Agreements. Notwithstanding anything above to the contrary, the Capital Stock of Casino de Zaragoza may be owned by TWG, but shall be under the control of and inure to the benefit of TWG International and its Wholly Owned Subsidiaries. For purposes of this Indenture and Finance Indenture, the Capital Stock of Casino de Zaragoza shall be treated as if it constituted a Subsidiary of TWG International and shall be pledged to secure repayment of the Finance Note in compliance with the terms of the Finance Note. To the extent permissible under applicable law, the Issuer shall use its best efforts to cause the legal and beneficial ownership of the Capital Stock of Casino de Zaragoza to be conveyed to TWG International, subject to the pledge thereof to TWG Finance and the Trustee.

          However, one share of the issued and outstanding shares of Capital Stock of Newco or the Substitute Entity may be held by TWG so long as such share is pledged by TWG to the Trustee to secure repayment of the Finance Note.

        Section 2.4    Assignment of Rights Under Collateral Agreements.    Section 14.13 is added to the Primary Indenture, and it should read in its entirety as follows:

          As additional security for Notes, TWG Finance does hereby irrevocably grant, convey, pledge, transfer and assign and deliver in trust to the Trustee and its successors and assigns in trust forever all of the TWG Finance's right, title and interest in and to any of the present and future Collateral Agreements, as that term is defined in the Finance Indenture, including: the Conditional Equipment Title Transfer Agreement dated as of the date hereof, among Trans World Gaming Management Limited, TWG Finance and the Trustee, as Security Agent; any agreement evidencing a security interest in sixty-six percent (66%) of the Capital Stock of Newco or the Substitute Entity; that certain Share Pledge Agreement dated as of March 31, 1998 evidencing the pledge by TWG International in favor of TWG Finance and the Trustee of sixty-six percent of the shares of 21st Century; that certain Security Agreement as of the date hereof pursuant to which TWG International pledges one hundred percent (100%) of the Capital Stock of the Cyprus Entity to TWG Finance and the Trustee to secure repayment of the Funding Note; the Conditional Assignment of Receivables Agreement and Contract Rights dated as of the date hereof among Trans World Gaming Management Limited in favor of TWG Finance and the Trustee, as Security Agent; and the Floating Charge dated as of the date hereof, issued by Trans World Gaming Management Limited in favor of TWG Finance and the Trustee, as Security Agent.

        Section 2.5    Definition of Newco.    The definition of Newco is added to the Indenture, which shall read as follows:

          Newco shall have the meaning specified in Section 3.11.

        Section 2.6.    Definition of Substitute Entity.    The definition of Substitute Entity is added to the Indenture, which shall read as follows:

          "Substitute Entity" shall have the meaning specified in Section 3.11.

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ARTICLE III

MISCELLANEOUS

        Section 3.1.    Ratification and Reaffirmation.    The issuers and Trustee hereby ratify and reaffirm all the terms and conditions of the Primary Indenture, as specifically amended and supplemented by this Supplemental Indenture, and each hereby acknowledges that the Primary Indenture remains in full force and effect, as so amended and supplemented.

        Section 3.2.    Execution and Counterparts.    This Supplemental Indenture may be executed in several counterparts, all of which shall constitute one and the same instrument and each of which shall be, and shall be deemed to be, an original.

        Section 3.3    Effectiveness.    This Supplemental Indenture shall only become effective in the event the following conditions are met:

  (a)
  a new Wholly-Owned Subsidiary of TWG International U.S. Corporation is properly formed under the laws of the Czech Republic (subject to the right of TWG to own one share thereof, which share shall be pledged to the Trustee and the holder of the Finance Note under the Finance Indenture);

  (b)
  the Trustee and the holder of the Finance Note shall be granted a Security Interest in sixty-six percent (66%) of all Capital Stock of such entity; and

  (c)
  one hundred percent (100%) of the Capital Stock of 21st Century shall be transferred to such newly formed Subsidiary; or

  (d)
  as an alternative to those conditions set forth in Section 3.3(a), (b) and (c), TWG International shall have acquired one hundred percent of ownership of SC98A, s.r.o. and transferred to it one hundred percent (100%) of the Capital Stock of 21st Century, with such transfer of 21st Century subject to the Security Interest of TWG Finance and the Trustee in sixty-six percent (66%) of the Capital Stock of 21st Century as granted by TWG International pursuant to the terms of that certain Shares Pledge Agreement dated March 31, 1998.

        The Issuers will deliver a letter or certificate to the Trustee in which such person will certify to the Trustee that the foregoing conditions have been met and that this Supplement is effective. The consenting Security Holders will execute this document solely to signify their consent to this Supplemental Indenture.

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        IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Supplemental Indenture to be signed on their behalf by their duly authorized representative, all as of the date first hereinabove written.

TWG INTERANTIONAL U.S. CORPORATION
By:	/s/ ANDREW TOTTENHAM
Name:	Andrew Tottenham
Title:	President
TWG FINANCE CORP.
By:	/s/ ANDREW TOTTENHAM
Name:	Andrew Tottenham
Title:	President
TRANS WORLD GAMING CORP.
By:	/s/ ANDREW TOTTENHAM
Name:	Andrew Tottenham
Title:	President

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        Consent of Security Holders:

    The below designated Security Holder of the Primary Indenture, by its execution hereof, consents to the First Supplemental Trust Indenture.

VALUE PARTNERS, LTD.
By:	/s/ TIMOTHY G. EWING
Name:	Timothy G. Ewing
Title:	Managing Partner of Ewing & Partners General Partner of Value Partners
U.S. TRUST COMPANY OF TEXAS, N.A., as Trustee
By:	/s/ JOHN STOHLMANN
Name:	John Stohlmann
Title:	Authorized Officer

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SECOND SUPPLEMENTAL
TRUST INDENTURE

TRANS WORLD GAMING CORP.,
TWG INTERNATIONAL U.S. CORPORATION,
TWG FINANCE CORP., ISSUERS

        This Second Supplemental Trust Indenture, dated as of October 15, 1999 (this "Supplemental Indenture"), is made by and between TWG International U.S. Corporation ("TWG International"), Trans World Gaming Corp. ("TWG") and TWG Finance Corp.("TWG Finance") (together with any successors to their rights, duties and obligations hereunder, the "Issuers"), and U.S. Trust Company of Texas, N.A. (together with any successor trustee hereunder, the "Trustee"), a national banking association having corporate trust offices located in Dallas, Texas.

        WHEREAS, the Issuers and the Trustee have heretofore executed and delivered that certain Indenture dated as of March 31, 1998 (the "Primary Indenture") as supplemented on October 29, 1998, and the Issuers have issued their 12% Senior Secured Notes Due March 17, 2005 (which by the terms hereof will be re-designated as the 12% Senior Secured Notes Due March 17, 2005, Series 1998) (the "Securities") thereunder; and

        WHEREAS, TWG International and the Trustee have executed that certain Indenture dated as of March 31, 1998 (the "Funding Note Indenture") as supplemented on October 29, 1998, and TWG International has issued its 12% Senior Secured Note Due March 17, 2005 (which by the terms of the Funding Note Indenture will be re-designated as the 12% Senior Secured Note Dues March 17, 2005, Series 1998 (the "Funding Note") thereunder to TWG Finance; and

        WHEREAS, the Issuers and the Trustee have heretofore executed and delivered that certain First Supplemental Trust Indenture to the Indenture dated as of October 29, 1998; and

        WHEREAS, the Primary Indenture provides in Section 8.2 thereof that the Issuers, when authorized by a resolution of their respective Boards of Directors, and the Trustee may, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding (the "Holders"), add any provisions to change in any manner or eliminate any of the provisions of the Primary Indenture or of any supplemental indenture or to modify in an manner the rights of the Holders of the Securities, except under certain circumstances not applicable herein; and

        WHEREAS, the Issuers and the Trustee now desire to amend the Primary Indenture for the purpose of (i) permitting the authorization and issuance additional series of Securities pursuant to the terms of the Primary Indenture, and pursuant to such authority, permitting the authorization and issuance of $3,000,000 in principal amount of Securities and the amendment of the Funding Note (which additional Funding Note shall be pledged as collateral to secure repayment of the Securities), and (ii) making certain corrections to the Form of Security for the Securities heretofore issued and delivered; and

        WHEREAS, the execution and delivery of this Supplemental Indenture has been duly and validly authorized in all respects by the respective Boards of Directors of the Issuers; and

        WHEREAS, the Trustee is a party to this Supplemental Indenture in order to acknowledge its acceptance of the terms and provisions hereof and to evidence its consent to the amendments to the Primary Indenture made hereby; and

        WHEREAS, the Holders are a party of this Supplemental Indenture in order to consent to the terms and conditions hereof pursuant to the requirement of Section 8.2 of the Primary Indenture;

        NOW, THEREFORE, in consideration of the mutual understandings, promises and agreements herein contained and other good and valuable consideration, the sufficiency of which are hereby acknowledged, the Issuer and the Trustee do covenant and agree hereby, for the equal and proportionate benefit of the respective Holders, from time to time, of the Notes, as follows:

ARTICLE I

DEFINITIONS AND AUTHORITY

        Section 1.1.    Supplemental Indenture.    This Supplemental Indenture is a Supplemental Indenture, and is adopted in accordance with Article 8 of the Primary Indenture.

        Section 1.2.    Definitions.

        (A)  Unless the context shall require otherwise, all defined terms contained in the Primary Indenture shall have the same respective meanings in this Supplemental Indenture as such defined terms are given in the Primary Indenture.

        (B)  As used in this Supplemental Indenture, except as otherwise expressly provided or unless the context shall require otherwise:

          (1)  This "Supplemental Indenture" means this instrument as originally executed or as it may, from time to time, be supplemented or amended by one or more supplemental indentures hereto entered into pursuant to the applicable provisions of the Primary Indenture.

          (2)  All references in this instrument to designated "Articles," "Sections," and other subdivisions are to the designated Articles, Sections, and other subdivisions of this instrument as originally executed.

        Section 1.3.    Primary Indenture to Remain in Force.    Except as amended by this Supplemental Indenture, the Primary Indenture shall remain in full force and effect as to matters covered therein.

        Section 1.4.    Successors and Assigns.    All covenants and agreements in this Supplemental Indenture by the Issuers and the Trustee shall bind the Holders of the Notes, the Issuers, the Trustee and their respective successors and assigns, whether so expressed or not.

        Section 1.5.    Benefits of Supplemental Indenture.    Nothing in this Supplemental Indenture or in the Notes, express or implied, shall give any Person, other than the parties hereto, their respective successors hereunder and the Holders of the Notes, any benefit or any legal or equitable rights, remedy or claim under this Supplemental Indenture.

        Section 1.6.    Governing Law.    This Supplemental Indenture shall be construed in accordance and governed by the laws of the State of New York.

ARTICLE II

AMENDMENTS TO PRIMARY INDENTURE

        Section 2.1.    Definitions.    Section 1.1 of the Primary Indenture is amended to add or amend in their entirety the definitions of the following terms:

          "Additional Securities" means each series of parity Securities which may from time to time be issued pursuant to the terms of Section 2.9 of this Indenture.

          "Funding Note" means that certain $17,000,000.00 12% Senior Secured Note due March 17, 2005, Series 1998 as issued by TWG International, as issuer and U.S. Trust Company of Texas, N.A. as Trustee in the form set forth on the Funding Note Indenture, together with any Additional Securities issued pursuant to the terms of that certain Funding Note Indenture, as supplemented.

          "Funding Note Indenture" means that certain Indenture dated as of the March 31, 1998, by and between TWG International, as issuer, and U.S. Trust Company of Texas, N.A. as Trustee, as supplemented or amended from time to time.

          "Issue Date" means the date on which a series of Securities are originally issued under this Indenture.

          "Security"or "Securities" means any of the 12% Senior Secured Notes due March 17, 2005, Series 1998, and any Additional Securities authenticated and delivered in accordance with Section 2.9 of this Indenture.

          "Subscription Agreement" means the Subscription Agreement dated as of March 16, 1998, among TWG, TWG International, TWG Financing and certain Securityholders relating to the Series 1998 Securities, and any similar agreement entered into in connection with the issuance of Additional Securities issued under this Indenture.

        Section 2.2.    Authentication and Delivery of Securities.    Section 2.1 of the Indenture is amended so that, as amended, Section 2.1 shall read in its entirety as follows:

          SECTION 2.1 AUTHENTICATION AND DELIVERY OF SECURITIES. Securities in an aggregate principal amount not in excess of $17,000,000 (except as otherwise provided in Section 2.6 and Section 2.9 hereof) may be executed by the Issuer and delivered to the Trustee for authentication, and a responsible officer of the Trustee shall thereupon authenticate and deliver said Securities to the Issuer or upon the written order of the Issuer, signed by both (a) the Chairman of the Board of Directors or any Vice Chairman of the Board of Directors, or its Chief Executive Officer or President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") and (b) by its Treasurer or Secretary or any Assistant Treasurer or Secretary without any further action by the Issuer. The Issuer's $17,000,000 aggregate principal amount of Securities shall be designated the Issuers's 12% Senior Notes Due March 12, 2005, Series 1998 (sometimes referred to herein as the "Series 1998 Securities").

        Section 2.3.    Additional Securities.    Section 2.9 is added to the Primary Indenture, and Section 2.9 will read in its entirety as follows:

          SECTION 2.9. ADDITIONAL SECURITIES.

        (a)    General.    The Issuer may, subject to the requirements of Section 2.9(b), issue one or more installments of Additional Securities. When issued and delivered, the Additional Securities will be payable from and secured by this Indenture and the Collateral on a parity with any previously issued outstanding Securities. The Additional Securities may be issued in one or more series or not in any series, be in various principal amounts, mature at different times, and bear interest at different rates from each other and from Securities which are previously outstanding, be payable in installments, be redeemable prior to maturity with or without premium on whatever terms or prices, and contain such other provisions as may be provided in the supplemental indenture pursuant to which the Additional Securities are issued.

        (b)    Requirements for Issuing Additional Securities.    No Additional Securities shall be issued unless:

            (i)  The prior written consent to the issuance of the Additional Securities is given by the Holders of not less than a majority in aggregate principal amount of Securities at the time outstanding;

          (ii)  The Issuers deliver to the Trustee Officers Certificates, each stating to the effect that no Default exists in connection with any of the covenants or requirements of this Indenture or any supplemental indenture authorizing the issuance of Additional Securities, except Defaults that have been waived in writing by the Holders; and

          (iii)  The Issuers and the Trustee enter into a Supplemental Indenture regarding the terms, issuance and delivery of Additional Securities and the Trustee is provided with the documents required to be delivered to it pursuant to Section 8.4 of this Indenture and other documents and opinions reasonably requested by the Trustee.

        Section 2.4    Supplemental Indentures.    Section 8.1 of the Primary Indenture is amended to add thereto a new subsection (e) which will read in its entirely as follows:

          (e) to provide for the issuance of Additional Securities in accordance with Section 2.9 of this Indenture.

        Section 2.5    Amendment to the Form of Face of the Series 1998 Security.    The Form of the Face of the Series 1998 Security is amended by amending the fourth-to-the-last paragraph thereof, so that, as amended, such paragraph shall read in its entirety as follows:

        The interest so payable on any Interest Payment Date will, except as otherwise provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Security is registered on the 15th day of the month next preceding the month in which such interest payment falls, whether or not such Interest Record Date is a Business Day.

        Section 2.6    Global Amendment.    To the extent necessary, all other terms of the Primary Indenture shall be deemed amended to reflect the issuance of Additional Securities and of an additional Funding Note or Notes as contemplated by the terms of this Supplemental Indenture. Section 3.28 shall not govern the use of proceeds from the sale of Additional Securities permitted by the terms hereof. All Additional Funding Notes shall be Collateral.

ARTICLE III

AUTHORIZATION AND TERMS OF ADDITIONAL SECURITIES

        Section 3.1    Authorization of Additional Securities.    Pursuant to Section 2.9 of the Indenture, Additional Securities in an amount not in excess of $3,000,000.00 (except as provided in Section 2.6) of the Indenture entitled to the benefit and security of this Indenture and the Collateral referred to herein are hereby authorized. The Additional Securities shall be issued in the form of Exhibit A, attached hereto. Such Additional Securities shall be designated the Issuer's 12% Senior Notes Due March 17, 2005, Series 1999 (sometimes referred to herein as the "Series 1999 Securities"). Such Additional Securities may be executed by the Issuer and delivered to the Trustee for authentication, and a responsible officer of the Trustee shall thereupon authenticate and deliver said Securities to the Issuer or upon written order of the Issuer signed by the Chairman of the Board of Directors or any Vice Chairman of the Board of Directors, or its Chief Executive Officer or President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President.") Such Additional Securities shall be "Securities" under this Indenture in all respects.

        Section 3.2    Terms of the Additional Securities.    The terms of the Additional Securities, including, but not limited to, dates, denominations, interest rates, maturities, and redemption provisions, if any, shall be as provided in the form of Security attached hereto as Exhibit A and as provided in the Indenture.

ARTICLE IV

MISCELLANEOUS

        Section 4.1.    Ratification and Reaffirmation.    The Issuers and Trustee hereby ratify and reaffirm all the terms and conditions of the Primary Indenture, as specifically amended and supplemented by this Supplemental Indenture, and each hereby acknowledges that the Primary Indenture remains in full force and effect, as so amended and supplemented.

        Section 4.2.    Execution and Counterparts.    This Supplemental Indenture may be executed in several counterparts, all of which shall constitute one and the same instrument and each of which shall be, and shall be deemed to be, an original.

        IN WITNESS WHEREOF, the Issuers and the Trustee have caused this Supplemental Indenture to be signed on their behalf by their duly authorized representative, all as of the date first hereinabove written.

TWG INTERNATIONAL U.S. CORPORATION
By:

Name:
Title:	Vice President
TWG FINANCE CORP.
By:

Name:
Title:	Vice President
TRANS WORLD GAMING CORP.
By:

Name:
Title:	Chief Executive Officer
U.S. TRUST COMPANY OF TEXAS, N.A., as Trustee
By:

Name:	John C. Stohlmann
Title:	Vice President

CONSENT OF THE SECURITY HOLDER

        The undersigned, Value Partners, Ltd., the holder of a majority in aggregate principal amount of the Securities, by its execution hereof, consents to this Supplemental Indenture pursuant to Section 8.2 of the Indenture.

VALUE PARTNERS, LTD.
Timothy G. Ewing Managing Partner of Ewing & Partners General Partner of Value Partners, Ltd.
Dated: October 15, 1999

EXHIBIT "A"

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES ACT, AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER SUCH ACTS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

No.    $

TRANS WORLD GAMING CORP.
TWG INTERNATIONAL U.S. CORPORATION
TWG FINANCE CORP.
12% Senior Secured Notes Due March 17, 2005, Series 1999
Date: October 15, 1999
New York, New York

        Trans World Gaming Corp. ("TWG"), a Nevada corporation, and its wholly-owned subsidiaries, TWG International U.S. Corporation ("TWG International"), a Nevada corporation and TWG Finance Corp., a Delaware corporation ("TWG Finance"), which are collectively referred to herein as the "Issuer"), for value received, hereby promise to pay jointly and severally to, [                        ] or its registered assigns, the principal sum of $            Dollars, at the Issuer's office or agency for said purpose, on March 17, 2005, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest semi-annually on March 17 and September 17 (each an "Interest Payment Date") of each year, commencing with March 17, 2000, on said principal sum in like coin or currency at 12% simple interest per annum at said office or agency from the most recent Interest Payment Date to which interest on the Securities has been paid or duly provided for unless the date hereof is a date to which interest on the Securities is paid or duly provided for, in which case from the date of this Security, or unless no interest has been paid or duly provided for on the Securities, in which case from the date of issuance. To the extent lawful, the Issuer promises to pay interest on any interest payment past due but unpaid on such unpaid principal amount at a rate of 17% per annum compounded semi-annually.

        The interest so payable on any Interest Payment Date will, except as otherwise provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Security is registered on the 15th day of the month next preceding the month in which such interest payment falls, whether or not a Business Day (each an "Interest Record Date"), PROVIDED that interest may be paid, at the option of the Issuer, by mailing a check therefor payable on the Interest Payment Date to the registered Holder entitled thereto at his last address as it appears on the Security register.

        If interest on the Securities is in default, the Trustee shall, prior to the payment of interest, establish a special record date (the "Special Record Date") for such payment, which Special Record Date shall be not more than fifteen (15) nor less than ten (10) days prior to the date of the proposed payment. Payment of such defaulted interest shall then be made by check, as provided herein and in the Indenture, mailed or remitted to the persons in whose names the Securities are registered on the Special Record Date at the addresses or accounts of such persons shown on the security register.

        Interest on this Security will be calculated on the basis of a 360-day year, consisting of twelve 30-day months.

        Reference is hereby made to the further provisions of this Security set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth in this place.

        IN WITNESS WHEREOF, each Issuer has caused this instrument to be duly executed under its corporate seal.

[Seal]	TRANS WORLD GAMING CORP.
By:

	Its:	Chief Executive Officer
[Seal]	TWG INTERNATIONAL U.S. CORPORATION
By:

	Its:	Vice President
[Seal]	TWG FINANCE CORP.
By:

	Its:	Vice President

[REVERSE OF SECURITY]

TRANS WORLD GAMING CORP.
TWG INTERNATIONAL U.S. CORPORATION
TWG FINANCE CORP.
12% Senior Secured Notes Due March 17, 2005, Series 1999

        This Security is one of a series of duly authorized debt securities of the Issuer designated as "12% Senior Secured Notes Due March 17, 2005, Series 1999", issued in an aggregate principal amount of $3,000,000, and issued pursuant to that certain Second Supplemental Trust Indenture ("Supplemental Indenture") dated as of October 15, 1999, duly executed and delivered by the Issuer to U.S. Trust Company of Texas, N.A., as Trustee (hereinafter referred to as the "Trustee"), which Supplemental Indenture supplements the Indenture ("Original Indenture") dated as of March 31, 1998 and supplemented on October 29, 1998, duly executed and delivered by the Issuer to the Trustee. The Original Indenture and the Supplemental Indenture are hereinafter referred to as the "Indenture." Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders (the words "Holders" or "Holder" meaning the registered holders or registered holder) of the Securities. The Securities are secured obligations of the Issuer. Capitalized terms used in this Security and not defined herein shall have the meaning set forth in the Indenture.

        In case an Event of Default (as defined in the Indenture) shall have occurred and be continuing, the principal and interest in respect of all of the Securities then outstanding may be declared due and payable in the manner and with the effect, and subject to the conditions, provided in the Indenture. The Indenture provides that the Holders of 50% in aggregate principal amount of the Securities then outstanding, by notice to the Trustee, may on behalf of the Holders of all of the Securities, waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or premium on, or the principal of, the Securities or in respect of a covenant or provision that cannot be modified or amended without the consent of all Holders of the Securities. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Security which may be issued in exchange or substitution therefor, whether or not any notation thereof is made upon this Security or such other Securities.

        The Indenture permits the Issuer and the Trustee, with the consent of the Holders of not less than 50% in aggregate principal amount of the Securities at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities; PROVIDED that no such supplemental indenture shall, without the consent of each Holder affected thereby (with respect to any Securities held by a non-consenting Securityholder) (i) reduce the principal amount of Securities whose Holders must consent to an amendment, supplement or waiver, (ii) reduce the principal of or change the fixed maturity of any Security or alter the provisions with respect to the redemption of the Securities, (iii) reduce the rate of or change the time for payment of interest on any Security, (iv) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on the Securities (except a rescission of acceleration of the Securities by the Holders of at least 50% in aggregate principal amount of the then outstanding Securities and a waiver of the payment default that resulted from such acceleration), (v) make any Security payable in money other than that stated in the Securities, (vi) make any change in the provisions of the Indenture relating to waivers of past Defaults or the rights of Holders of Securities to receive payments of principal of or interest on the Securities, (vii) waive a redemption payment with respect to any Security, or (viii) make any change in the foregoing amendment and waiver provisions.

        No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Issuer, which are absolute and unconditional, to pay the principal of and the interest on this Security at the place, times, and rate, and in the currency, herein prescribed.

        The Securities are issuable only as registered Securities without coupons.

        At the office or agency of the Issuer referred to on the face hereof and in the manner and subject to the limitations provided in the Indenture, Securities may be exchanged for a like aggregate principal amount of Securities of other authorized denominations.

        Upon due presentment for registration of transfer of this Security at the above-mentioned office or agency of the Issuer, a new Security or Securities of authorized denominations, for a like aggregate principal amount, will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

        As provided in the Indenture, TWG International shall be required to make mandatory prepayments equal to Excess Cash Flow until the Obligations are fully defeased pursuant to Section 10.2 or until one hundred percent (100%) of the principal amount of the Securities, together with accrued and unpaid interest, is paid. The Securities may also be redeemed by the Issuer, in whole, or in part, upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the Holders of Securities to be redeemed, at a redemption price equal to 100% of the principal amount of the Securities redeemed, together with accrued and unpaid interest to the date fixed for redemption. If there is a Change of Control (as defined in the Indenture), the Issuer shall be required to offer to purchase all outstanding Securities at a purchase price equal to 101% of the principal amount thereof, plus accrued unpaid interest, if any, through the date of such purchase.

        Subject to payment by the Issuer of a sum sufficient to pay the amount due upon redemption, interest on this Security shall cease to accrue upon the date duly fixed for redemption of this Security.

        The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Issuer or the Trustee or any authorized agent of the Issuer or the Trustee), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

        No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer, employee or director, as such, past, present or future, of the Issuer or Trustee or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

        Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

        This Security shall not be valid or obligatory until the certificate of authentication hereon shall have been duly signed by an authorized signatory of the Trustee acting under the Indenture.

[FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

        This is one of the Securities described in the within-mentioned Indenture.

Dated:

U.S. Trust Company of Texas, N.A., as Trustee
By
Authorized Signatory

ASSIGNMENT FORM

To assign this Security, fill in the form below:
I or we assign and transfer this Security to:

(Insert assignee's soc. sec. or tax I.D. no.)

(Print or type assignee's name, address and zip code)
and irrevocably appoint agent to transfer this Security on the books of Issuer. The agent may substitute another to act for him.
If you want the Note certificate made out in another person's name, fill in the form below:

(insert other person's soc. sec. or tax I.D. no.)

(Print or type other person's name, address and zip code)
Date:	Your Signature
Signature Guaranty
Notice: Signature must be guaranteed by an "Eligible Guarantor Institution" as defined by Securities Exchange Act Rule 17Ad-15.
(Sign exactly as your name appears on the other side of this Security)
Second Supplemental Indenture—Primary

THIRD SUPPLEMENTAL
TRUST INDENTURE
TRANS WORLD CORPORATION
(FORMERLY KNOWN AS TRANS WORLD GAMING CORP.),
TWG INTERNATIONAL U.S. CORPORATION,
TWG FINANCE CORP., ISSUERS

        This Third Supplemental Trust Indenture, dated as of September 10, 2001, (this "Supplemental Indenture"), is made by and among TWG International U.S. Corporation ("TWG International"), Trans World Corporation, formerly known as Trans World Gaming Corp. ("TWG"), and TWG Finance Corp. (together with any successors to their rights, duties and obligations under the Indenture described herein, the "Issuers"), and U.S. Trust Company of Texas, N.A. (together with any successor trustee hereunder, the "Trustee"), a national banking association having corporate trust offices located in Dallas, Texas.

        WHEREAS, the Issuers and the Trustee have heretofore executed and delivered that certain Indenture dated as of March 31, 1998, as supplemented by that certain First Supplemental Trust Indenture among the Issuers and the Trustee dated as of October 29, 1998, and as supplemented by that certain Second Supplemental Trust Indenture among the Issuers and the Trustee dated as of October 15, 1999 (the Indenture, as so supplemented is referred to herein as the "Primary Indenture"), and have issued their 12% Senior Secured Notes Due March 17, 2005 (collectively the "Primary Notes") thereunder; and

        WHEREAS, TWG International and the Trustee have executed that certain Indenture dated as of March 31, 1998, as supplemented by that First Supplemental Trust Indenture dated as of October 29, 1998, and as supplemented by that certain Second Supplemental Trust Indenture dated as of October 15, 1999 (the Indenture, as so supplemented is referred to herein as the "Funding Note Indenture") and has issued its 12% Senior Secured Note Due March 17, 2005 (collectively the "Funding Note") thereunder; and

        WHEREAS, the Primary Indenture provides in Section 8.2 thereof that the Issuers, when authorized by a resolution of their respective Boards of Directors, and the Trustee may, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, add any provisions to or change in any manner or eliminate any of the provisions of the Primary Indenture or of any supplemental indenture or of modify in any manner the rights of the Holders of the Securities, except under certain circumstances not applicable herein; and

        WHEREAS, TWG International is the registered owner of one hundred percent (100%) of the Capital Stock of SC98A, s.r.o., a limited liability company incorporated in the Czech Republic, and SC98A, s.r.o. is the owner of one hundred percent (100%) of the Capital Stock of 21st Century Resorts, a.s., a joint stock company organized and existing under the laws of the Czech Republic ("21st Century"); and

        WHEREAS, the Funding Note is secured, in part, by the pledge of 15,531 shares of the Capital Stock of 21st Century (representing 66% of the total issued and outstanding shares of the Capital Stock 21st Century) pursuant to the 21st Century Resorts Share Pledge Agreement II dated October 15, 1999, among SC98A, s.r.o., TWG Finance Corp., and the Trustee; and

        WHEREAS, the laws of the Czech Republic prohibited the pledge or hypothecation by TWG International of the Capital Stock of SC98A, s.r.o. owned by it to secure the Obligations of the Issuers hereunder and of TWG International under the Funding Note Indenture;

        WHEREAS, the laws of the Czech Republic have been amended to permit the pledge or hypothecation by TWG International of the Capital Stock of SC98A, s.r.o. owned by it to secure the Obligations of TWG International under the Funding Note Indenture;

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        WHEREAS, the Issuers, with the prior written consent of the Holders of a majority in aggregate principal amount of the Securities outstanding as of the date hereof, desire to amend the Primary Indenture to (a) provide additional benefits to the Holders by expressly permitting and requiring TWG International to pledge and hypothecate one hundred percent (100%) of TWG International's Capital Stock of in SC98A s.r.o. as security for the TWG International's Obligations under the Funding Note Indenture; and (b) make certain changes to the Primary Indenture in connection therewith; and

        WHEREAS, the execution and delivery of this Supplemental Indenture has been duly and validly authorized in all respects by the respective Boards of Directors of the Issuers; and

        WHEREAS, the Trustee is a party to this Supplemental Indenture in order to acknowledge its acceptance of the terms and provisions hereof and to evidence its consent to the amendments to the Primary Indenture made hereby.

        NOW, THEREFORE, in consideration of the mutual understandings, promises and agreements herein contained and other good and valuable consideration, the sufficiency of which are hereby acknowledged, the Issuer and the Trustee do covenant and agree hereby, for the equal and proportionate benefit of the respective Holders from time to time of the Notes, as follows:

ARTICLE I

DEFINITIONS AND STATUTORY AUTHORITY

        Section 1.1.    Supplemental Indenture.    This Supplemental Indenture is a Supplemental Indenture, and is adopted in accordance with Article 8 of the Primary Indenture.

        Section 1.2.    Definitions.

        (A)  Unless the context shall require otherwise, all defined terms contained in the Primary Indenture shall have the same respective meanings in this Supplemental Indenture as such defined terms are given in the Primary Indenture.

        (B)  As used in this Supplemental Indenture, except as otherwise expressly provided or unless the context shall require otherwise:

          (1)  This "Supplemental Indenture" means this instrument as originally executed or as it may, from time to time, be supplemented or amended by one or more supplemental indentures hereto entered into pursuant to the applicable provisions of the Primary Indenture.

          (2)  All references in this instrument to designated "Articles," "Sections," and other subdivisions are to the designated Articles, Sections, and other subdivisions of this instrument as originally executed.

        Section 1.3.    Primary Indenture to Remain in Force.    Except as amended by this Supplemental Indenture, the Primary Indenture shall remain in full force and effect as to matters covered therein.

        Section 1.4.    Successors and Assigns.    All covenants and agreements in this Supplemental Indenture by the Issuers and the Trustee shall bind the Holders of the Notes, the Issuers, the Trustee and their respective successors and assigns, whether so expressed or not.

        Section 1.5.    Benefits of Supplemental Indenture.    Nothing in this Supplemental Indenture or in the Notes, express or implied, shall give any Person, other than the parties hereto, their respective successors hereunder and the Holders of the Notes, any benefit or any legal or equitable rights, remedy or claim under this Supplemental Indenture.

        Section 1.6.    Governing Law.    This Supplemental Indenture shall be construed in accordance and governed by the laws of the State of New York.

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ARTICLE II

AMENDMENTS TO PRIMARY INDENTURE

        Section 2.1.    Issuance of Stock.    Section 3.11(b) of the Primary Indenture is deleted in its entirety and replaced in full by the following, which shall read in its entirety as follows:

          (b)  TWG International will not permit any of its Subsidiaries to issue any additional Capital Stock and agrees that the Capital Stock of its Subsidiaries pledged to TWG Finance and the Trustee in the Funding Note Indenture shall at all times constitute (a) one hundred percent (100%) of the Capital Stock of the Cyprus Entity, (b) one hundred percent (100%) of the Capital Stock of any U.S. Subsidiary and of any foreign Subsidiary, where, as to such foreign Subsidiary such pledge shall not create a "deemed dividend" (c) and sixty-six percent (66%) of the Capital Stock of any foreign Subsidiary where such pledge or hypothecation shall not create a deemed dividend and where a pledge of more than that percentage would create a "deemed dividend." Notwithstanding anything above to the contrary, (a) TWG International shall own one hundred percent (100%) of the Capital Stock of SC98A, s.r.o., and one hundred percent (100%) of the Capital Stock of 21st Century shall be owned by SC98A, s.r.o. and (b) TWG International shall grant a Security Interest in one hundred percent (100%) of TWG International's Capital Stock of SC98A, s.r.o. to secure repayment of "Obligations", as defined in the Funding Note Indenture (with such Security Interest in the Capital Stock of SC98A s.r.o. granted in such manner as is necessary under applicable law to assure the creation and perfection thereof; and shall initially be made pursuant to the Pledge and Security Agreement entered into by TWG International in favor of the Trustee, as Pledgee, and the SC98A Ownership Interest Pledge Agreement among TWG International as Pledgor, TWG Finance, as Pledgee, and the Trustee, as Agent; should the initial manner of pledge or the documents related thereto prove inadequate, documents necessary to assure such pledge shall occur shall be entered into promptly), and (c) TWG Finance and the Trustee shall retain their Security Interest in sixty-six percent (66%) of the Capital Stock of 21st Century to secure repayment of the "Obligations", as defined in the Funding Note Indenture. TWG International will not permit any of its Subsidiaries to conduct any business through, or otherwise own any outstanding shares or interests of any class of Capital Stock of, any other corporation, partnership, limited liability company or other Person, other than a Wholly-Owned Subsidiary, except as permitted in Section 3.23 of this Indenture.

        Section 2.2.    Transactions With Affiliates.    Section 3.17(a) of the Primary Indenture is deleted in its entirety and replaced in full by the following, which shall read in its entirety as follows:

          (a)  Except for transactions with the Cyprus Entity, neither TWG International nor any of its Subsidiaries shall directly or indirectly, sell, lease, license, transfer, exchange, or otherwise dispose of any of its properties, assets or services to, or purchase, lease, or license the use of any property, assets or services from, or transfer funds to, or enter into any contract, agreement, understanding, loan, advance or Guarantee with, to, or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction", whether constituting one transaction or a series of related transactions), unless (a) such Affiliate Transaction is on terms that are no less favorable to TWG International or the relevant Subsidiary than those that would have been obtained in a comparable transaction by TWG International or such Subsidiary with an unrelated person, and (b) TWG International delivers to the Trustee (i) with respect to any Affiliate Transaction involving aggregate payments in excess of $100,000, a resolution of the Board of Directors of TWG International approved by a majority of the disinterested members of the Board of Directors, certifying that such Affiliate Transaction complies with clause (a) above, and (ii) with respect to any Affiliate Transaction involving aggregate payments in excess of $250,000, an opinion as to the fairness of such Affiliate Transaction to TWG International or such Subsidiary from a financial point of view issued by an independent investment banking firm of national standing.

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        Section 2.3.    Non USA Operations.    Section 3.23 of the Primary Indenture is deleted in its entirety and replaced in full by the following, which shall read in its entirety as follows:

          SECTION 3.23    NON USA OPERATIONS.    All business operations outside of the United States of America shall be under the control of and inure to the benefit of TWG International and its Wholly Owned Subsidiaries, except in Bishkek. All business operations (other than those of TWG Finance) within the United States and in Bishkek shall be under the control of and inure to the benefit of TWG. The business operations of TWG Finance shall be governed by this Indenture and the Collateral Agreements. Notwithstanding anything above to the contrary, the Capital Stock of Casino de Zaragoza may be owned by TWG, but shall be under the control of and inure to the benefit of TWG International and its Wholly Owned Subsidiaries. For purposes of this Indenture and Funding Note Indenture, the Capital Stock of Casino de Zaragoza shall be treated as if it constituted a Subsidiary of TWG International and shall be pledged to secure repayment of the Funding Note in compliance with the terms of the Funding Note Indenture. To the extent permissible under applicable law, the Issuer shall use its best efforts to cause the legal and beneficial ownership of the Capital Stock of Casino de Zaragoza to be conveyed to TWG International, subject to the pledge thereof to secure repayment of the Obligations, as that term is defined in the Funding Note Indenture..

        Section 2.4.    Pledge and Security Interest.    Section 14.1 of the Primary Indenture is deleted in its entirety and replaced by the following, which shall read in its entirety as follows:

        Section 14.1    Pledge and Security Interest.    "Collateral" means all of the Capital Stock of TWG International and of TWG Finance and all Property of TWG Finance, including the Funding Note. All references herein to the "Security Interest" and to the "Lien of this Indenture" shall be deemed to mean and refer to the Liens granted pursuant to the terms of the Collateral Agreements.

        Section 2.5.    Assignment of Rights Under Collateral Agreements.    Section 14.13 is added to the Primary Indenture, and such Section shall read in its entirety as follows:

        Section 14.13    Assignment of Rights Under Collateral Agreements.    As additional security for the Obligations, TWG Finance does hereby irrevocably grant, convey, transfer and assign and deliver in trust to the Trustee and its successors and assigns in trust forever all of the TWG Finance's right, title and interest in and to any of the present and future Collateral Agreements, as that term is defined in the Funding Note Indenture, including: the Conditional Equipment Title Transfer Agreement dated as of the date hereof, among Trans World Gaming Management Limited, TWG Finance and the Trustee, as Security Agent; any agreement evidencing a security interest in one hundred percent (100%) of the Capital Stock of SC98A, s.r.o., (including that certain Pledge and Security Agreement from TWG International as pledgor to the trustee under the Funding Note Indenture as pledgee and that certain SC98A Ownership Interest Pledge Agreement dated between TWG International as pledgor, TWG Finance as pledgee and the trustee under the Funding Note Indenture as agent for the pledgee); that certain Share Pledge Agreement dated as of October 15, 1999, evidencing the pledge by SC98A, s.r.o. in favor of TWG Finance and the trustee under the Funding Note Indenture of sixty-six percent of the shares of 21st Century; that certain Security Agreement dated October 29, 1998, as amended October 15, 1999, pursuant to which TWG International has pledged one hundred percent (100%) of the Capital Stock of the Cyprus Entity to TWG Finance and the Trustee under the Funding Note Indenture to secure repayment of the Obligations, as that term is defined in the Funding Note Indenture; the Conditional Assignment of Receivables Agreement and Contract Rights among Trans World Gaming Management Limited in favor of TWG Finance and the trustee under the Funding Note Indenture, as Security Agent; and the Floating Charge, issued by Trans World Gaming Management Limited in favor of TWG Finance and the trustee under the Funding Note Indenture, as Security Agent, as all may be amended or supplemented from time to time.

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        Section 2.6    Definitions.    The following terms are deleted as defined terms in Section 1.1 of the Primary Indenture:

    "Newco"
    "Substitute Entity"

        Section 2.7    Definition of Capital Stock.    The definition of Capital Stock as set forth in Section 1.1 of the Primary Indenture is deleted in its entirety and replaced in full by the following, which shall read in its entirety as follows:

        "Capital Stock" means any and all shares, interests (including ownership interests in limited liability companies incorporated under the laws of the Czech Republic), participations, rights or other equivalents (however designated) or corporate stock, whether common or preferred, including, without limitation, partnership interests, membership interests in limited liability companies and ownership interests in joint stock companies.

        Section 2.8    Filing of Financing Statements.

        New Section 14.14 is added to the Primary Indenture as follows:

        "Section 14.14    Filing of Financing Statements.    The Trustee shall be permitted, and the Issuer hereby authorizes the Trustee to, execute and/or file from time to time appropriate financing statements (on Form UCC-1 or other appropriate form under the Uniform Commercial Code as in effect in the various relevant states in the relevant filing offices in order to perfect a security interest in all Collateral which is, or may be, perfected by the filing of such financing statements."

        Section 2.9    Global Amendment.    To the intent necessary, all other terms of the Primary Indenture shall be deemed amended to reflect the requirement that one hundred percent (100%) of the Issuer's Interest in SC98A, s.r.o. (regardless of how that interest is defined under applicable law) shall become Collateral (as defined in the Funding Note Indenture) under the Funding Note Indenture and that the pledge thereof shall be effective even if made in a manner different than the pledge of other collateral (as defined in the Funding Note Indenture) under the Funding Note Indenture. Because the method of granting a Security Interest in Collateral under the Indenture or in Collateral (as defined in the Funding Note Indenture) pursuant to the Funding Note Indenture may vary depending on the nature of such Collateral (or Collateral under the Funding Note Indenture), a reference in the Indenture that requires that a pledge be made in a particular manner which may not be effective (for example, should the Indenture require a pledge to TWG Finance and the trustee under the Funding Note Indenture, when applicable law requires a pledge to TWG Finance) shall not release any of the Issuers from their obligations to make a pledge in the appropriate manner.

ARTICLE III

MISCELLANEOUS

        Section 3.1.    Ratification and Reaffirmation.    The Issuers and Trustee hereby ratify and reaffirm all the terms and conditions of the Primary Indenture, as specifically amended and supplemented by this Supplemental Indenture, and each hereby acknowledges that the Primary Indenture remains in full force and effect, as so amended and supplemented.

        Section 3.2.    Execution and Counterparts.    This Supplemental Indenture may be executed in several counterparts, all of which shall constitute one and the same instrument and each of which shall be, and shall be deemed to be, an original.

        Section 3.3    Effectiveness.    In addition to the other conditions precedent contained in Sections 8.5 and 11.5 of the Primary Indenture which must be satisfied in connection with the prior to the execution

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and delivery of this Supplemental Indenture by the Trustee, the Trustee shall not so execute and deliver this Supplemental Indenture unless the following additional conditions are met:

        The execution and delivery of such security instruments and agreements pursuant to which TWG International shall pledge one hundred percent (100)% of its Capital Stock in SC98A, s.r.o. to secure its Obligations (as that term is defined in the Funding Note Indenture) under the Funding Note Indenture and evidence of the perfection or other registration of such pledge under all applicable law, in including the laws of the United States and the Czech Republic, as shall be satisfactory to legal counsel to the majority of Holders, as evidenced by such majority Holder's execution and delivery of its consent to this Supplemental Indenture.

        Section 3.4    Construction.    It is the intent of the parties hereto that the provisions of this Supplemental Indenture be consistent and not conflict with, and such provisions shall be construed and interpreted as being consistent and not in conflict with, the Primary Note Indenture, the supplements thereto, and the other agreements executed and delivered in connection therewith, including, but not limited to, all the Collateral Agreements (collectively, the "Transaction Documents"). If there are any such inconsistent or conflicting provisions, such provisions shall be deemed amended so as not to be inconsistent or in conflict with the terms of the Transaction Documents, and in no event shall any such inconsistent or conflicting provisions create a Default or an Event of Default. Further, nothing contained herein shall be construed as disturbing or affecting the Liens previously or hereafter granted to the Trustee in the Transaction Documents in respect of Collateral, the intent of the parties hereto being to create and perfect, and to permit the creation and perfection of, a security interest in Collateral consisting of one hundred percent (100%) of the SC98A, s.r.o.

[This space intentionally left blank.]

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        IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Supplemental Indenture to be signed on their behalf by their duly authorized representative, all as of the date first hereinabove written.

TWG INTERNATIONAL U.S. CORPORATION
By:
Name:	Rami S. Ramadan
Title:	Chief Executive Officer
TWG FINANCE CORP.
By:
Name:	Rami S. Ramadan
Title:	Chief Executive Officer
TRANS WORLD CORPORATION
By:
Name:	Rami S. Ramadan
Title:	Chief Executive Officer

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Consent of Securityholders:

        The below designated Securityholder of greater than a majority of principal amount of the Primary Notes, by its execution hereof, consents to the Third Supplemental Trust Indenture. By the execution hereof, the undersigned Securityholder represents and warrants to the Trustee that it is the holder of in excess of a majority in principal amount of the Primary Notes outstanding on the date hereof.

VALUE PARTNERS, LTD.
By:
Name:	Timothy G. Ewing
Managing Partner of Ewing & Partners General Partner of Value Partners, Ltd.

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U.S. TRUST COMPANY OF TEXAS, N.A., as Trustee
By:
Name:	John Stohlmann
Title:	Vice President

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QuickLinks

FIRST SUPPLEMENTAL TRUST INDENTURE TRANS WORLD GAMING CORP., TWG INTERNATIONAL U.S. CORPORATION, TWG FINANCE CORP., ISSUER
ARTICLE I DEFINITIONS AND STATUTORY AUTHORITY
ARTICLE II AMENDMENTS TO PRIMARY INDENTURE
ARTICLE III MISCELLANEOUS
SECOND SUPPLEMENTAL TRUST INDENTURE
TRANS WORLD GAMING CORP., TWG INTERNATIONAL U.S. CORPORATION, TWG FINANCE CORP., ISSUERS
ARTICLE I
DEFINITIONS AND AUTHORITY
ARTICLE II
AMENDMENTS TO PRIMARY INDENTURE
ARTICLE III
AUTHORIZATION AND TERMS OF ADDITIONAL SECURITIES
ARTICLE IV
MISCELLANEOUS
ASSIGNMENT FORM
THIRD SUPPLEMENTAL TRUST INDENTURE TRANS WORLD CORPORATION (FORMERLY KNOWN AS TRANS WORLD GAMING CORP.), TWG INTERNATIONAL U.S. CORPORATION, TWG FINANCE CORP., ISSUERS
ARTICLE I DEFINITIONS AND STATUTORY AUTHORITY
ARTICLE II AMENDMENTS TO PRIMARY INDENTURE
ARTICLE III MISCELLANEOUS
Consent of Securityholders